2022 Annual Meeting of Stockholders April 12, 2022 Exhibit 99.1

BNY Mellon is Powering the Financial World Broad client base Global reach and scale Highly complementary businesses Market-leading positions OUTSTANDING FRANCHISE DISCIPLINED EXECUTION LONG-TERM SHAREHOLDER VALUE Delivering the full franchise Deepening client relationships Investing and driving innovation Increasing efficiency Diversified and recurring revenue Lower risk profile Significant earnings generation and capital returns $300bn Wealth Management Client Assets(g) $47trn AUC/A(a) $10trn Avg. Daily Clearance Value(c) $1trn Liquidity Balances(b) $2.3trn Avg. Daily U.S. Dollar Payment Value(e) $5trn Avg. Tri-Party Balances(d) $2.4trn AUM(f) Note: See page 11 in the Appendix for corresponding footnotes.

Our Outstanding Franchise Securities Services Asset Servicing | Issuer Services Market and Wealth Services Pershing | Clearance and Collateral Management | Treasury Services Investment and Wealth Management Investment Management | Wealth Management #1 Global Custodian(a) #1 Global Provider of Issuer Services #1 Global Corporate Trust Provider(b) #1 Global Depositary Bank by number of sponsored depositary receipts programs(c) Top 10 Global Asset Manager(h) Top 5 Institutional Asset Manager(i) #1 LDI Manager(j) Top 10 U.S. Private Bank(k) #1 Clearing Firm for Broker-Dealers(d) Top 3 RIA Custodian(e) #1 Provider of Clearing and Settlement for U.S. Government Securities #1 Provider of Global Collateral Services(f) Top 5 Global U.S. Dollar Payments Clearer(g) Revenue Pre-tax Income $7.2bn $1.5bn Revenue Pre-tax Income $4.7bn $2.1bn Revenue Pre-tax Income $4.0bn $1.2bn 72% of Fortune 500 Companies(l) 97% of the Top 100 Banks Worldwide(l) 94% of the Top 50 Life / Health Insurance Companies(l) 84% of the Top 100 U.S. Pension and Employee Benefit Funds(l) 93% of the Top 100 Investment Managers Worldwide(l) 77% of the Top 100 U.S. Broker-Dealers(l) Note: Total revenue and pre-tax income for the year ended December 31, 2021. Total revenue and pre-tax income attributable to the Other segment were $(108)mm and $(252)mm, respectively. See page 11 in the Appendix for corresponding footnotes.

Disciplined Execution Against Our Strategic Priorities Execute on our Growth Opportunities Broad-based acceleration of organic growth Announced numerous industry-leading products and services, especially in the areas of digital assets, real-time payments, collateral management and financial advisor solutions (Pershing X) Launched ONE BNY Mellon to help deliver more holistic solutions and further deepen client relationships Scale and Digitize our Operating Model Foster a High-Performance Culture 2021 Progress Generated >$300mm of efficiency savings across the company and laid foundation for higher savings in 2022 Continued to drive higher productivity in Operations Streamlined line-up of investment firms to enhance specialist capabilities and strengthen research platforms and global reach Strengthening enterprise collaboration through ONE BNY Mellon Creating more opportunities for career development and mobility Improving employee experiences by investing in new technology capabilities that drive performance Solid and Improved Financial Results Revenue EPS Pre-tax margin Returns Ç 1% Ç 8% Ç 91bps ROE: 8.9% ROTCE: 17.1%(a) (a) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measures of ROTCE.

Meaningful Return of Capital to Shareholders 3,587 4,321 4,447 2,106 5,693 2017 2018 2019 2020 2021 10-year avg. Common shares outstanding (mm) 1013.442 960.42600000000004 900.68299999999999 886.76400000000001 804.14499999999998 Cash dividends per share $0.86 $1.04 $1.18 $1.24 $1.3 Total payout ratio 0.92 1.05 1.04 0.62 1.6 0.97 Dividend payout ratio 0.23 0.26 0.26 0.33 0.32 0.28000000000000003 Share repurchases 2686 3269 3327 989 4567 Common dividends 901 1052 1120 1117 1126 3587 4321 4447 2106 5693

Strong Capital and Liquidity Position Note: Reported ratios as of December 31, 2021. See page 12 in the Appendix for corresponding footnotes. 5.5% 6.6% 11.2% 109% Consolidated regulatory capital ratios(a) Consolidated regulatory liquidity ratios

In Closing OUTSTANDING FRANCHISE BNY Mellon plays a critical role as a central orchestrator in the global financial ecosystem Our global reach is a competitive advantage and source for further opportunity We operate at scale and hold market-leading positions across most of our businesses We have a broad client base, and exceptional relationships that reach deep into our clients’ day-to-day operations The unique breadth of our highly complementary and interconnected businesses offers a compelling value proposition to clients and shareholders alike DISCIPLINED EXECUTION LONG-TERM SHAREHOLDER VALUE Intense focus on further strengthening cross-business collaboration allows for engaging clients more holistically and enables a complete set of solutions only we can deliver Continued focus on efficiency and operating leverage to drive pre-tax margin improvement Maintaining disciplined – through-the-cycle – approach to investments Diversified mix of stable businesses generates a high percentage of recurring revenue Lower risk profile, and strong and liquid balance sheet enable us to support our clients consistently Operating model allows meaningful capital returns and EPS growth over time

Q&A 2022 ANNUAL MEETING OF STOCKHOLDERS

Cautionary Statement A number of statements in The Bank of New York Mellon Corporation’s (the “Corporation”) presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “ambition,” “objective,” “aim,” “future”, “potentially”, “outlook” and words of similar meaning may signify forward-looking statements. These statements relate to, among other things, the Corporation’s expectations regarding: capital plans, strategic priorities, financial goals, organic growth, performance, organizational quality and efficiency, investments, including in technology and product development, capabilities, resiliency, revenue, net interest revenue, money market fee waivers, fees, expenses, cost discipline, sustainable growth, innovation in products and services, company management, human capital management (including related ambitions, objectives, aims and goals), deposits, interest rates and yield curves, securities portfolio, taxes, business opportunities, divestments, volatility, and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities, focus and initiatives, including the potential effects of the coronavirus pandemic on any of the foregoing. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Statements about the effects of the current and near-term market and macroeconomic outlook on the Corporation, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control), including the scope and duration of the pandemic, actions taken by governmental authorities and other third parties in response to the pandemic, the availability, use and effectiveness of vaccines and the direct and indirect impact of the pandemic on the Corporation, its clients, customers and third parties. All forward-looking statements speak only as of April 12, 2022, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss certain non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which the Corporation’s management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2021 Annual Report, and are available at www.bnymellon.com/investorrelations.

Appendix 2022 ANNUAL MEETING OF STOCKHOLDERS

Footnotes

Page 2 – BNY Mellon is Powering the Financial World

(a) $46.7trn as of December 31, 2021. Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Clearance and Collateral Management, Issuer Services, Pershing and Wealth Management businesses. Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.7trn at December 31, 2021.

(b) $1.3trn as of December 31, 2021. Includes deposits, money market fund balances, FICC cleared repo, and agency cash reinvestments.

(c) $9.6trn average daily clearance value for the year ended December 31, 2021.

(d) $4,972bn for the quarter ended December 31, 2021.

(e) $2.3trn average daily U.S. Dollar payment value for the year ended December 31, 2021.

(f) $2,434bn as of December 31, 2021. Excludes assets managed outside of the Investment and Wealth Management business segment.

(g) $321bn as of December 31, 2021. Includes AUM and AUC/A in the Wealth Management business.

Page 3 – Our Outstanding Franchise

(a) Ranking based on peer group company filings as of December 31, 2021. Peer group included in ranking analysis: State Street, JPMorgan Chase, Citigroup, BNP Paribas, HSBC, Northern Trust and RBC.

(b) FY 2021 figures by deal volume and count referenced herein include long-term program and stand-alone bond issuance in markets where BNY Mellon actively participates and for which public Trustee and/or Paying Agent data is available. Sources include: Refinitiv, Dealogic, Asset-Backed Alert and Concept ABS. Transactions are credited based on Trustee/Paying Agent appointments, depending on the product and market in question.

(c) Depositary Receipts ranking as of December 31, 2021. Ranked #1 based on market share sourced from BNY Mellon internal analysis.

(d) InvestmentNews, 2020 and LaRoche, 2021. Based on number of broker-dealer clients.

(e) Discovery database and BNY Mellon analysis. As of year-end 2020. Includes Corporate RIAs, hybrid RIAs and independent RIA firms.

(f) Finadium Tri-Party Survey, March 2021. Data as of year-end 2020.

(g) Based on CHIPS volumes for the year ended December 31, 2021.

(h) Pensions & Investments, May 31, 2021. Ranked by total worldwide assets under management as of December 31, 2020.

(i) Pensions & Investments, May 31, 2021. Ranked by total worldwide institutional assets under management as of December 31, 2020.

(j) Pensions & Investments, May 31, 2021. Ranked by total worldwide assets under management as of December 31, 2020.

(k) The Cerulli Report, 2021. Ranked by Wealth Management assets under management as of December 31, 2020.

(l) Fortune 500: For full year 2020, Fortune, Time Inc. ©2020; Broker-Dealers: Investment News, Rankings based on number of advisors, Investment News LLC ©2020; Investment Managers, Pensions and Employee Benefits: Pensions & Investments, Worldwide AUM as of 12/31/2019, P&I Crain Communications Inc. ©2020; Life and Health Insurance Companies: A.M. Best Total Admitted Assets as of September 2020, A.M. Best Company, Inc. ©2020; Banks: relbanks.com, Total assets as of 12/31/2019, Relbanks.com ©2011-2019; BNY Mellon client data as of 12/31/2020.

11 *2022 Annual Meeting of Stockholders* BNY MELLON

Footnotes (cont’d) Page 6 – Strong Capital and Liquidity Position For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for December 31, 2021, was the Standardized Approach.

Explanation of GAAP and Non-GAAP Financial Measures Return on Common Equity and Tangible Common Equity Reconciliation 2021 Net income applicable to common shareholders of The Bank of New York Mellon Corporation — GAAP $3,552 Add: Amortization of intangible assets 82 Less: Tax impact of amortization of intangible assets 20 Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets — Non-GAAP $3,614 Average common shareholders’ equity $39,695 Less: Average goodwill 17492 Average intangible assets 2979 Add: Deferred tax liability — tax deductible goodwill 1178 Deferred tax liability — intangible assets 676 Average tangible common shareholders’ equity — Non-GAAP $21,078 Return on common equity (annualized) — GAAP 8.8999999999999996 Return on tangible common equity (annualized) — non-GAAP 0.17100000000000001

Definitions AcronymDefinition AUC/AAssets under custody and/or administration AUMAssets under management bnBillions bpsBasis points CET1Common Equity Tier 1 EPSEarnings per share GAAPGenerally accepted accounting principles LCRLiquidity coverage ratio LDILiability-driven investment mmMillions RIARegistered independent advisor ROTCEReturn on tangible common shareholders’ equity SLRSupplementary leverage ratio trnTrillions